KEMENTERIAN PERDAGANGAN DALAM NEGERI, KOPERASI DAN KEPENGGUNAAN

MINISTRY OF DOMESTIC TRADE, CO-OPERATIVES AND CONSUMERISM

Akta Jualan Langsung dan Skim Anti-Piramid 1993
Direct Sales and Anti-Pyramid Scheme Act 1993
(Peraturan 4)
(Regulation 4)

LESEN JUALAN LANGSUNG
DIRECT SALES LICENCE
(BERBILANG TINGKAT)

No. Siri AJL: 000388
AJL Serial No.:

No. Lesen: AJL 931478
Licence No.:

Lesen adalah dengan ini diberi kepada:
Licence is hereby granted to:

Nama Perniagaan / *Business Name*: AGAPE SUPERIOR LIVING SDN. BHD.

Alamat / *Address*: NO. 17, 17-1, 17-2, 17-3, WISMA LAXTON, JALAN DESA, TAMAN DESA, 58100 KUALA LUMPUR.

untuk menjalankan perniagaan jualan langsung dari 20 APRIL 2018 hingga 19 APRIL 2021
to carry on a direct sales business from ... *to* ...

Tertakluk kepada peruntukan Akta Jualan Langsung dan Skim Anti-Piramid 1993 dan peraturan-peraturan yang dibuat dibawahnya, dan syarat-syarat yang dilampirkan bersama:
Subject to the provisions of the Direct Sales and Anti-Pyramid Scheme Act 1993 and the regulations made thereunder, and the conditions attached herewith:

Amaun: RM / *Amount: RM* 1,500.00

No. Resit: / *Receipt No.:* 201834206011R302153

Bertarikh: / *Date:* 20 APRIL 2018

DATO' SRI JAMIL BIN SALLEH
PENGAWAL JUALAN LANGSUNG
(CONTROLLER OF DIRECT SALES)